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EXHIBIT C

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Potomac Funds, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Potomac Funds for the year ended 8/31/03 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Potomac Funds for the stated period.


/s/ Daniel D. O'Neill                                   /s/ Jesse Noel
---------------------                                   -----------------------
Daniel D. O'Neill                                       Jesse Noel
President, Potomac Funds                                Treasurer, Potomac Funds

Dated: 11/5/03                                          Dated: 11/5/03
       -------                                                 -------

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Potomac Funds for purposes of the Securities Exchange Act of 1934.

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